INCOME TAX - Tax Holiday and Preferential Tax Rate (Details) - USD ($)	12 Months Ended
	Mar. 31, 2019	Mar. 31, 2018	Mar. 31, 2017
INCOME TAX
The aggregate amount of tax holiday and preferential tax rate	$ 2,642,450	$ 8,157,429	$ 1,014,808
The aggregate effect on basic net income per share (in dollars per share)	$ 0.06	$ 0.18	$ 0.02
The aggregate effect on diluted net income per share (in dollars per share)	$ 0.05	$ 0.17	$ 0.02